                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                WRP Corporation.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

  Shefsky & Froelich Ltd., Suite 2500, 444 N. Michigan Ave., Chicago, IL 60611
                            Attn: Dennis B. O'Boyle
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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
                                 WRP CORPORATION
                         500 PARK BOULEVARD, SUITE 1260
                             ITASCA, ILLINOIS 60143




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of WRP Corporation:

         Notice is hereby given that the annual meeting of shareholders (the "Meeting" or the "Annual Meeting") of WRP Corporation, a Maryland corporation, will be convened at the Wyndham Hotel, 400 Park Blvd., Leighton Room, 2nd Floor, Itasca, Illinois on June 21, 2000 at 9:00 a.m. Central Time (the "Meeting Date"). Refreshments begin at 8:30 a.m. All holders of our Common Stock, par value $.01 per share, and Series A Convertible Common Stock, par value $.01 per share (the "Shareholders") are entitled to attend the Meeting. We are soliciting proxies, pursuant to the attached Proxy Statement, for use at the Annual Meeting on the Meeting Date. We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

         (1) To elect six (6) Class A Directors and two (2) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified;

         (2) To concur in the selection of Arthur Andersen LLP as our independent public accountants for the six month period ending June 30, 2000; and

         (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         Only Shareholders of record at the close of business on May 15, 2000, are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at our office for at least 10 days prior to the Meeting.

         Our Annual Report on Form 10-K is being mailed concurrently with this Notice and Proxy Statement to all Shareholders of record.

         All Shareholders are cordially invited to attend the Annual Meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any Shareholder giving a proxy has the right to revoke it at any time before it is voted.


                                     By order of the Board of Directors:


                                     /s/ Edward J. Marteka
                                     -----------------------------------
                                     Edward J. Marteka
Itasca, Illinois                     President
May 16, 2000

                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                                 WRP CORPORATION
                                  JUNE 21, 2000

         This proxy statement (the "Proxy Statement") is furnished to all holders of record as of the close of business on May 15, 2000 of Common Stock, par value $.01 per share (the "Common Stock"), and Series A Convertible Common Stock, par value $.01 per share (the "Series A Common Stock") (the "Shareholders") of WRP Corporation, a Maryland corporation, in connection with the solicitation of proxies by and on behalf of our Board of Directors (the "Directors" or the "Board") to be voted at the annual meeting of Shareholders (the "Meeting" or the "Annual Meeting"). The Annual Meeting will be convened at the Wyndham Hotel, 400 Park Blvd., Leighton Room, 2nd Floor, Itasca, Illinois on June 21, 2000 at 9:00 a.m. Central Time (the "Meeting Date"), or any adjournment or postponement thereof. This Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise delivered to Shareholders on or about May 16, 2000. Shareholders who wish to attend the Meeting should contact us at (630) 285-9191 so that arrangements can be made.

         We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

         (1) To elect six (6) Class A Directors and two (2) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified;

         (2) To concur in the selection of Arthur Andersen LLP as our independent public accountants for the six month period ending June 30, 2000; and

         (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         THE PROXIES SOLICITED BY US PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

         The shares of Common Stock and/or the Series A Common Stock (the "Shares") represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the Meeting Date will be voted at the Meeting. The Shares not represented by properly executed proxies will not be voted. Where a Shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the Shares represented by such proxy will be voted as specified. When a Shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board of Directors described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to our Assistant Secretary before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person.

         In electing directors only, the Common Stock and the Series A Common Stock each vote as a separate class. Six (6) Class A Directors will be elected by the holders of the Series A Common Stock and two (2) Class B Directors will be elected by the holders of the Common Stock. The Class A Directors and the Class B Directors will be elected by a majority of the votes cast by the respective class. Approval of the ratification of Arthur Andersen LLP as our independent public accountants for the six month period ending June 30, 2000 requires the affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock and Series A Common Stock, with the holders of Common Stock and Series A Common Stock voting together as a single class. Shares represented at the Meeting as the result of proxies marked "abstain" will be counted for purposes of determining the existence of a quorum at the Meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

         It is not anticipated that matters other than those set forth in the Notice of Annual Meeting, as described herein, will be brought before the Meeting for action. If any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

RECORD DATE

         The close of business on May 15, 2000, has been fixed by our Board of Directors as the record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding share of Common Stock is entitled to one (1) vote on all matters herein, except for the election of the Class A Directors; Common Stock Shareholders are entitled to vote only for the election of Class B Directors. Each outstanding share of Series A Common Stock is entitled to one (1) vote on all matters herein, except for the election of Class B Directors; Series A Common Stock Shareholders are entitled to vote only for the election of Class A Directors. On the Record Date, we had outstanding 5,668,692 shares of Common Stock and 1,252,538 shares of Series A Common Stock. Only Shareholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Shareholder action to be taken at the Meeting or any adjournment thereof.

EXPENSES OF SOLICITATION

         We will bear the expenses of this solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. We anticipate the total cost of the proxy solicitation to be $10,000. Solicitations will be made only by the use of the mails, except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegram, facsimile, or personal calls. Our officers and regular employees will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our Common Stock and Series A Common Stock as of May 15, 2000 by: (i) each Director who beneficially owns Common Stock or Series A Common Stock; (ii) each Executive Officer; (iii) each person that we know to beneficially own in excess of five percent of the outstanding shares of our Common Stock and Series A Common Stock; and (iv) all Directors and Executive Officers, as a group. Except as otherwise indicated in the footnotes to the table, the Shareholders named below have sole voting and investment power with respect to the shares of Common Stock and Series A Common Stock beneficially owned by them.

                                                                                                             Percent of
                                                                         Amount and Nature of              Total Voting
Title of Class                   Name of Beneficial Owner                Beneficial Ownership                 Stock4
--------------                   ------------------------                --------------------              -------------
Series A Common Stock            WRP Asia Pacific Sdn. Bhd. 1                        1,252,538                 18.1%
Common Stock                     WRP Asia Pacific Sdn. Bhd.1                         2,500,000                 36.1%
Common Stock                     Heartland Advisors, Inc. 2                            432,200                  6.2%
Common Stock                     Kamaruddin Taib                                        7,0003                  *
Common Stock                     Richard Wong                                          90,0003                  1.3%
Common Stock                     Kwong Ann Lew                                         30,0003                  *
Common Stock                     Edward J. Marteka                      101,0003
Common Stock                     Edward J. Marteka                       13,500        114,500                  1.7%
Common Stock                     George Jeff Mennen                      10,0003
Common Stock                     George Jeff Mennen                      10,000         20,000                  *
Common Stock                     Robert J. Simmons                       10,0003
Common Stock                     Robert J. Simmons                        5,000         15,000                  *
Common Stock                     Don L. Arnwine                          10,0003
Common Stock                     Don L. Arnwine                           2,000         12,000                  *
Common Stock                     Richard Swanson                          7,0003
Common Stock                     Richard Swanson                          1,000          8,000                  *
Common Stock                     Robert C. Carter                        27,0003
Common Stock                     Robert C. Carter                         3,000         30,000                  *
Common Stock                     Total Executive Officers & Directors   292,0003
                                 as a group (9 persons)                  34,500        326,500                  4.7%

--------------
*Represents less than 1%

1 WRP Asia Pacific Sdn. Bhd. (formerly known as Wembley Rubber Products (M) Sdn. Bhd.) ("WRP Asia") is located at 28th Floor, Wisma Denmark, 86, Jalan Ampang, 50450, Kuala Lumpur, Malaysia.

2 Heartland Advisors, Inc. are located at 789 North Water Street, Milwaukee, Wisconsin 53202.

3 Represents shares to be issued upon exercisable options granted under our Omnibus Equity Compensation Plan.

4 Percent of class is based upon the combined number of shares of Series A Common Stock and Common Stock outstanding on May 15, 2000.

                    MATTERS TO BE CONSIDERED BY SHAREHOLDERS

1.  ELECTION OF DIRECTORS

    Eight (8) individuals will be elected at the Annual Meeting to serve as our Directors, until the next annual meeting of Shareholders or until their successors have been elected and qualified. The biographies of the nominees designated by the Board of Directors, all of whom are presently Directors, are set forth below. Six (6) of the nominees have been nominated as Class A Directors and two (2) have been nominated as Class B Directors. Holders of Common Stock and Series A Common Stock each vote as a separate class only with respect to the election of Directors. We have been advised by the holder of the Series A Common Stock that its proxy is to be voted FOR the six (6) Class A nominees for Directors listed below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee who is unable or will decline to serve as a Director. The nominees receiving a majority of the votes of shares of Common Stock or Series A Common Stock required for election, as the case may be, shall be elected. See "Compensation of Directors and Executive Officers" regarding compensation of Directors.

                                CLASS A DIRECTORS


                                                                                                    Year Became a
Name                     Age              Principal Occupation(s) During Past 5 Years                 Director
----                     ---              -------------------------------------------                 --------
Kamaruddin Taib          43    Elected  Class A Director  on April 1, 1998.  Kamaruddin  Taib is        1998
                               currently the Deputy Executive  Chairman of WRP Asia. He formerly served  as the  Group  Managing  Director  of  various  Malaysian publicly listed  companies.  Mr. Taib holds a Bachelor of Science
                               (Mathematics)  degree  from the  University  of  Salford,  United
                               Kingdom.  Upon completing his studies,  he joined a leading local
                               Merchant Bank for three years  (1980-1983) where he had extensive exposure in corporate and financial advisory work.

Richard C.M. Wong        56    Elected  Class A Director on May 20,  1997,  Mr.  Wong  currently        1997
                               serves  as  our  Chairman  of  the  Board  and  Chief   Executive
                               Officer.  Mr. Wong is the President and Chief  Executive  Officer
                               of WRP  Asia.  In  addition,  he is a  Deputy  Chairman  of Nylex
                               Malaysia  Bhd.  and a  director  of  two  other  publicly  listed companies  in  Malaysia.  Mr.  Wong is the  founder  of TEC  Asia
                               Centre,   an   international   organization  of  Chief  Executive
                               Officers who share ideas to manage change and remain competitive.

Edward J. Marteka        63    Class A Director and  President.  He has served as President  and        1995
                               a  Director  of  our   subsidiary,   American   Health   Products
                               Corporation  ("AHPC")  since its  incorporation  in 1989.  As our
                               President and the President of AHPC,  Mr.  Marteka is responsible for their  overall  operations.  From 1968 to 1988,  Mr.  Marteka
                               held  various  positions  with  Baxter  Healthcare   Corporation,
                               having served as Vice President of its International Division.

                                                                                                     Year Became a
Name                      Age              Principal Occupation(s) During Past 5 Years                 Director
----                      ---              -------------------------------------------                 --------
Kwong Ann Lew             39    Elected  Class A  Director  on May  20,  1997  and was our  Chief        1997
                                Financial  Officer and  Secretary  from 1997 through  March 2000.
                                Mr. Lew is an Executive  Director and Chief Financial  Officer of
                                WRP  Asia.  He is a  member  of the  Malaysian  CPA  Society  and
                                Institute of Taxation and was with Arthur  Andersen LLP from 1988 to  1991.  Prior  to  joining  WRP  Asia,  he  held  various  key management  positions in two public listed  companies,  primarily in the corporate and judicial advisory areas.

George Jeff Mennen        59    Elected  Class A Director  on  October  12,  1994.  For over five        1994
                                years,  Mr. Mennen has headed the G.J. Mennen Group, a consulting firm  specializing in family-owned  businesses.  Mr. Mennen had a distinguished  career at The Mennen Company,  including being the
                                Vice-Chairman  of the company.  The Mennen Company was founded by
                                Mr.  Mennen's great  grandfather  in 1878 and remained  privately owned until it was sold in 1992 to Colgate-Palmolive.

Richard Swanson           64    Elected  Class A  Director  on June  12,  1998.  Mr.  Swanson  is        1998
                                presently  a  consultant   with  The  Executive   Committee,   an
                                international  company  that  focuses on  strategic  coaching and
                                corporate   troubleshooting  for  CEO's  of  public  and  private
                                companies.  Also,  since 1980, Mr. Swanson has been the president of two Denver,  Colorado based  companies,  Investment  Partners,
                                Inc.  and Real Estate  Associates,  Inc.  Investment  Partners is
                                engaged in the  restructuring  and  recapitalization  of troubled companies,  and Real Estate Associates focuses on the acquisition and development of real estate projects.
                                               CLASS B DIRECTORS
                                                                                                    Year Became a
Name                      Age              Principal Occupation(s) During Past 5 Years                 Director
----                      ---              -------------------------------------------                 --------

Robert J. Simmons         57    Mr.  Simmons is currently  President of RJS  HealthCare,  Inc., a        1995
                                healthcare  consulting  company,  founded  in 1990.  He served as executive vice president at Baxter International,  Inc. from 1987 until  founding  RJS in 1990.  Mr.  Simmons  joined  Baxter after serving over 20 years at American  Hospital  Supply  Corporation.
                                His last position at American  Hospital  Supply  Corporation  was vice president of corporate marketing.

Don L. Arnwine            67    Mr.  Arnwine is  President  of Arnwine  Associates,  a company he        1995
                                formed in 1989 to provide  specialized  advisory  services to the health care  industry.  From 1961 to 1972,  Mr. Arnwine served as
                                Director of the Hospital at the  University  of Colorado  Medical
                                Center.  From 1972 to 1982, he served as President and CEO of the
                                Charleston Area Medical Center.  Mr. Arnwine became President and
                                CEO of  Voluntary  Hospitals  of America  (VHA) in 1982,  and was
                                named  Chairman  and CEO in 1985,  in which  capacity  he  served until founding Arnwine Associates.

BOARD MEETINGS AND COMMITTEES

         During 1999, our Board of Directors held four meetings. All other actions by the Board of Directors were taken by unanimous written consent without a meeting. The Board of Directors has a Compensation Committee that administers our Omnibus Equity Compensation Plan (the "Plan"). The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers. During 1999, the Compensation

Committee held one meeting and all other actions of the Compensation Committee were taken by unanimous written consent without a meeting. Currently, the Compensation Committee consists of Kamaruddin Taib, Richard Wong, George Jeff Mennen and Richard Swanson. During 1999, the Audit Committee held one meeting. The Audit Committee consists of Robert Simmons, Don L. Arnwine and Kwong Ann Lew.

     RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates each of Messrs. Kamaruddin Taib, Richard Wong, Edward J. Marteka, Kwong Ann Lew, George Jeff Mennen and Richard Swanson for election as Class A Directors, and each of Messrs. Robert J. Simmons and Don L. Arnwine for election as Class B Directors of the Company to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified.

2.   CONCURRENCE IN SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP as our independent public accountants to audit our financial statements for the six month period ending June 30, 2000 and has determined that it would be desirable to request that the Shareholders approve such appointment. Arthur Andersen LLP is knowledgeable about our operations and accounting practices and is well qualified to act in the capacity of our independent public accountants. A representative of Arthur Andersen LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from Shareholders.

     RECOMMENDATION OF THE BOARD: The Board considers Arthur Andersen LLP to be well-qualified and recommends that the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual
Meeting:

     RESOLVED, that the Shareholders concur in the appointment, by the Board, of Arthur Andersen LLP to serve as our independent public accountants for the six month period ending June 30, 2000.

     The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, is required for the adoption of the foregoing resolution. For purposes hereof, the holders of Series A Common Stock and Common Stock vote as a single class.

                               EXECUTIVE OFFICERS

     The following table sets forth information with respect to our executive officers. Each officer is appointed by the Board of Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Board of Directors. Our executive officers are Richard Wong, Chairman and C.E.O., Edward J. Marteka, President, Kenneth Ling, Acting C.O.O., Chief Financial Officer and Secretary, and Robert C. Carter, Controller and Assistant Secretary. The biographies of Richard Wong and Edward J. Marteka are set forth above.

                                                                                                   Year Became
Name                  Age        Principal Occupation(s) During Past 5 Years                        an Officer
----                  ---        -------------------------------------------                        ----------
Kenneth Ling          34      Chief  Financial  Officer and Secretary.  Mr. Ling joined us in         2000
                              April 2000 as the Acting C.O.O.,  Chief  Financial  Officer and
                              Secretary.  He  is a  member  of  the  Institute  of  Chartered
                              Accountants  in Australia.  From  September 1998 to April 2000,
                              Mr. Ling held the position of Vice  President-Group  Affairs at
                              WRP Asia.  Prior to that he was an Assistant  Director with the
                              Prudential  Asia Group based in  Singapore  involved in private equity  investment.  He has also worked with  Coopers & Lybrand and Price  Waterhouse  in Singapore and Australia in consulting and audit capacities.


Robert C. Carter      37      Controller  and  Assistant  Secretary.  Mr. Carter joined us in         1995
                              March  1992  as  the   Controller   and  became  the  Assistant
                              Secretary in May 1995.  From February  1987 to March 1992,  Mr.
                              Carter was a CPA with Clifton,  Gunderson & Co.,  CPA's.  Prior to that,  Mr.  Carter  worked  for  Arthur  Andersen  LLP as an auditor.

        On March 31, 2000, Mr. Lew Kwong Ann resigned as the CFO and Secretary. In April 2000, Mr. Kenneth Ling was appointed as Acting C.O.O., CFO and Secretary.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A.   DIRECTOR COMPENSATION

     Effective January 1, 1998, all directors, who were not also our executive officers, which group is comprised of Kamaruddin Taib, George Jeff Mennen, Richard J. Swanson and the Class B Directors, will receive, (1) an annual Board member retainer of $5,000, (2) compensation of $1,000 for each Board meeting attended, (3) $500 for each committee meeting attended and (4) an annual Committee member retainer of $1,000. Each new Director is presently entitled to receive stock options under the Plan to purchase 2,000 shares of our Common Stock in connection with his election and 1,000 shares of our Common Stock per Board meeting attended, up to a maximum of 5,000 shares for Board meetings attended. Under the terms of the Plan, the Compensation Committee shall determine the exercise price of a Director Option, provided that the exercise price shall not be less than the lowest fair market value of our Common Stock during the six months preceding the election and qualification of such Director. All Director options are immediately exercisable for a period of ten years from the date of grant. All directors will be reimbursed for expenses incurred in attending Board and Committee meetings.

B.   EXECUTIVE COMPENSATION

     The following table discloses the compensation awarded to or earned by, during our last three fiscal years, the President as of the end of fiscal year 1999. No other executive officer had aggregate annual salary and bonus that exceeded $100,000.

                                                      Annual Compensation                      Long-Term Compensation
                                                      -------------------                      ----------------------
        Name and                                                              Other Annual    Restricted Stock     Stock
    Principal Position     Fiscal Year         Salary          Bonus          Compensation      Awards ($)(1)     Options
    ------------------     -----------         ------          -----          ------------    ----------------    -------
Edward J. Marteka              1999            $200,000        $20,000           $7,200             -              -
President                      1998            $200,000       $100,000           $7,200          $315,625         50,000
                               1997            $160,000        $26,667           $7,200          $ 18,300          5,000

(1) These values represent the number of stock options issued to the President multiplied by the grant price, which was equal to the fair market value on the grant date. No gain or cash was received by the President as a result of the issuance of these stock options.

    There is no other long-term compensation for the executive listed above in 1997 through 1999.

EMPLOYMENT AGREEMENTS

         On April 1, 1994, we entered into an employment agreement with Edward
J. Marteka (the "Marteka Agreement"). The Marteka Agreement, as amended on June 30, 1995 and on July 22, 1996, provides for: (i) Mr. Marteka to serve as our President (since May 31, 1995) and President of American Health Products Corporation ("AHPC"); (ii) a base salary of $160,000 per year; (iii) non-qualified stock options to purchase 35,000 shares of Common Stock under the Plan, 5,000 shares exercisable commencing April 1, 1994, 20,000 shares April 1, 1995 and 10,000 shares April 1, 1996 at an exercise price of $11.875, the closing price of the Common Stock as reported on the NASDAQ Small Cap Market on the day the options were granted by the Compensation Committee; and (iv) life and medical insurance, automobile allowance and other additional customary benefits. The amended Marteka Agreement also granted to Mr. Marteka additional non-qualified stock options to purchase 14,000 shares of Common Stock, 7,000 shares exercisable commencing July 21, 1995 and 7,000 shares July 21, 1996, at an exercise price of $7.80, the closing price of Common Stock as reported on the NASDAQ Small Cap Market on the day the options were granted by Compensation Committee. Mr. Marteka also received options to purchase 1,000 shares of our Common Stock upon his appointment as Class A Director in 1995.

         As approved by the Compensation Committee, all of Mr. Marteka's options outstanding in 1996 were repriced effective July 23, 1996 to $2.75, the closing price on that date. During 1998, Mr. Marteka's base salary was increased to $200,000 per year effective January 1, 1998, as approved by the Compensation Committee.

OPTION/SAR GRANTS IN 1999

During 1999, there were no stock options granted to our President.

As approved by the Board of Directors, all outstanding stock options at February 29, 2000 to current employees and directors were re-priced effective February 29, 2000 to $2.07, the closing price on that date.

AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information on option exercises in fiscal 1999 by the executive officer named in the summary compensation table and the value of such officer's unexercised stock options as of December 31, 1999.


                                                           Number of Unexercised            Value of In-the-Money
                             Shares          Value          Options at 12/31/99              Options at 12/31/99
                           Acquired on     Realized     ---------------------------     ----------------------------
                           Exercise(#)       ($)        Exercisable   Unexercisable     Exercisable    Unexercisable
                           -----------     --------     -----------   -------------     -----------    -------------
Edward J. Marteka               0           $ - 0 -      101,000          - 0 -           $ - 0 -         $ - 0 -


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is currently comprised of the following four (4) Class A Directors: Kamaruddin Taib, Richard Wong, George Jeff Mennen and Richard Swanson, each of whom were appointed by the Board of Directors. The Committee oversees administration of our Omnibus Equity Compensation Plan. The purpose of the Plan is to attract and retain capable and experienced officers and employees by compensating them with equity-based awards whose value is connected to our continued growth and profitability. Under the Plan, awards may be made in the form of stock options or restricted stock. Apart from the Plan, we have not developed any formalized compensation policy or program. In general, we compensate executive officers and senior management through salary, bonus (where appropriate) and the grant of stock options. Because our executive officers' employment agreements presently control the compensation paid to such executive officers, the Compensation Committee did not formulate policies with respect to the executive officers compensation during 1999. During fiscal 1999, all action of the Compensation Committee was made during one meeting or was taken by the Committee by unanimous written consent without a meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Kamaruddin Taib, Richard Wong and Kwong Ann Lew are executive directors and officers of WRP Asia. Accordingly, these members should not be considered as independent Directors when serving on the Board of Directors, the Compensation Committee or the Audit Committee.

STOCK PERFORMANCE CHART

The following graph compares the yearly percentage change in the cumulative total shareholder return on our Common Stock for each of our last five fiscal years with the cumulative total return (assuming reinvestment of dividends) of
(i) the NYSE/AMEX/NASDAQ Stock Markets - U.S. Index and (ii) a peer group selected by us, in good faith. The peer group consists of American Shared Hospital Services, Daxor Corp., DVI, Inc., Hemacare Corp., Medical Sterilization Inc., National Home Health Care Inc., Prime Medical Services Inc. and Psicor Inc.

* $100 invested on December 31, 1993 in stock or Index -- including reinvestment of dividends. Fiscal year ending December 31.

                                    [GRAPH]

                             CUMULATIVE TOTAL RETURN

                                   12/31/94    12/31/95   12/31/96    12/31/97    12/31/98    12/31/99

WRP Corporation                        100         23.1        22.1      23.8        35.0        12.3
NYSE/AMEX/NASDAQ Stock                 100        136.3       165.3     216.4       267.2       333.5
Peer Group                             100        166.6       189.6     226.2       177.8       176.4

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1999, we purchased latex powder-free exam gloves amounting to $18.4 million from our majority shareholder, WRP Asia. In addition, our Indonesian factory sold approximately $8.3 million of powdered latex exam gloves to WRP Asia in 1999. We believe the prices charged by each related entity are as favorable as those that could be negotiated with unaffiliated third parties.

     During 1999, we received consulting services from Healthcare Alliance, Inc. ("Alliance"), a company 60% owned by Robert Simmons, one of our directors. We engaged Alliance to assist us in marketing our products with the expressed purpose of negotiating and executing a purchase agreement with various healthcare group-purchasing organizations. We paid Alliance $66,160 in 1999 for its services.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain officers, directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes in their ownership of our equity securities with the Securities and Exchange Commission and the Nasdaq Stock Market. Based solely on a review of the reports and representations furnished to us during the last fiscal year, we believe that each of these persons is in compliance with all applicable filing requirements.

                              SHAREHOLDER PROPOSALS

         We must receive shareholder proposals for the Year 2001 Annual Meeting of Shareholders at our executive office in Itasca, Illinois, on or prior to September 26, 2000 for inclusion in our proxy statement for that meeting, as we believe that we will hold our next Annual Meeting on or about January 15, 2001. Any Shareholder proposal must also meet the other requirements for shareholder proposals as set forth in the rules of the U.S. Securities and Exchange Commission relating to shareholder proposals.

                             REQUESTS FOR DOCUMENTS

         Any requests for documents or other information should be directed to Robert Carter, Controller and Assistant Secretary at (630) 285-9191. We will forward such documents, via first class mail, upon receipt of a Shareholder's written request therefor.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, no business, other than that discussed above, is to be acted upon at the Meeting. If other matters not known to the Board of Directors should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                      WRP Corporation
                                      By Order of the Board of Directors


                                      /s/ Edward J. Marteka
                                      -----------------------------------
                                      Edward J. Marteka
                                      President
Itasca, Illinois
May 16, 2000




  YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN
                  THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.


                                                            PROXY CARD
                                                          WRP CORPORATION
                                                           COMMON STOCK
                                    500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Edward J. Marteka and Kenneth Ling and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Common Stock of WRP Corporation, a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting") to be held on June
21, 2000, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.
1.       Proposal to elect two (2) Class B directors as follows:

         Robert J. Simmons                 Don L. Arnwine

    [ ]  FOR the election of the                [ ]  WITHHOLD authority with respect
         two nominees.                               to ______________________________.
                                                     SHAREHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY
                                                     WRITING HIS NAME ON THE LINE ABOVE.

2.       Proposal to ratify the Board of Directors' selection of Arthur Andersen LLP as our independent accountants for the six months ending June 30, 2000.

    [ ]  FOR                      [ ]  AGAINST                            [ ]   ABSTAIN

This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR each of the above Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                         DATED:__________________________________________, 2000


                                                         ------------------------------------------------------
                                                                                 (Signature)


                                                         ------------------------------------------------------
                                                                          (Signature if held jointly)

                                                         Please sign as name appears hereon. When shares are held jointly, both should sign.  When signing as attorney, executor, administrator, trustee or guardian,  please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.


                                                                2


                                                            PROXY CARD
                                                          WRP CORPORATION
                                                       SERIES A COMMON STOCK
                                    500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Edward J. Marteka and Kenneth Ling and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Series A Common Stock of WRP
Corporation, a Maryland corporation, held of record by the undersigned, all of the Annual Meeting of Shareholders ("Meeting") to
be held on June 21, 2000, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the
Meeting.
1.       Proposal to elect six (6) Class A directors as follows:

                         Kamaruddin Taib           Kwong Ann Lew
                         Richard Wong              George Jeff Mennen
                         Edward J. Marteka         Richard J. Swanson

    [ ]  FOR the election of the six nominees.     [ ]  WITHHOLD authority with respect
                                                        to ______________________________.
                                                        SHAREHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY
                                                        WRITING HIS NAME ON THE LINE ABOVE.

2.       Proposal to ratify the Board of Directors' selection of Arthur Andersen LLP as our independent accountants for the six months ending June 30, 2000.

    [ ]  FOR                 [ ]   AGAINST                    [ ]    ABSTAIN

This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR each of the above Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                         DATED:__________________________________________, 2000


                                                         ------------------------------------------------------
                                                                                (Signature)

                                                         ------------------------------------------------------
                                                                         (Signature if held jointly)
                                                         Please sign as name appears hereon.  When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian,  please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.


                                                                2